Exhibit 10.9

AMENDMENT NUMBER 7
TO 6% CONVERTIBLE DEBENTURE
ISSUED PURSUANT TO THAT CERTAIN
SECURITIES PURCHASE AGREEMENT DATED AS OF JANUARY 28, 2002

THIS IS AMENDMENT Number 7 ("this Amendment") that is being executed and delivered by and between GCA Strategic Investment Fund Limited, a Bermuda corporation ("GCA") and Rapid Link Incorporated, formerly known as Dial-Thru International Corporation, a Delaware corporation (the "Company"), and dated effective as of the date set forth herein, in order to further amend that certain $550,000 Principal Amount 6% Convertible Debenture of the Company in favor of GCA and dated as of January 28, 2002, (the "2002 6% Convertible Debenture") as amended by Amendment Number 1 dated effective as of January 28, 2003, and as further amended by Amendment Number 2 dated effective as of November 8, 2004, and as further amended by Amendment Number 3 dated effective as of January 10, 2005, and as further amended by Amendment Number 4 dated effective as of September 14, 2006, and as further amended by Amendment Number 5 dated effective as of October 31, 2007, and as further amended by Amendment Number 6 dated effective as of March 31, 2008, by which GCA and the Company, in consideration of the mutual promises contained in the 2002 6% Convertible Debenture and in this Amendment and other good and valuable consideration (the sufficiency, mutuality and adequacy of which are hereby acknowledged), hereby agree as follows:

1.  Amendment of conversion right and the ability to sell stock for the next two years. Upon payment by Rapid of the outstanding principal balance due of $420,000.00 on its 10.08% note, GCA will be restricted from the selling of any shares of Rapid Link stock for a period of two years from the date of this amendment.

2.  Confirmation that there is no default under this note. As of the effective date, GCA has not declared any default under this note by Rapid Link.

3.  Confirmation of Balance. It is agreed that no change in the principal balance outstanding of this note has occurred subsequent to the last amendment and that the only period of interest outstanding is through the last interest period prior to the date of this amendment.

4.  No Other Effect on the 6% Convertible Debenture. Except as amended by this Amendment and prior amendments to this same note, the 6 % Convertible Debenture remains in full force and effect.

5.  Effective Date. This Amendment is effective June 30, 2008.

6.  Miscellaneous.

(a)   Captions; Certain Definitions. Titles and captions of or in this Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any of its provisions. The parties to this Amendment agree to all definitions in this statement of the parties to this Amendment. A capitalized term in this Amendment has the same meaning as it has as a capitalized term in the 2002 6% Convertible Debenture unless the context clearly indicates to the contrary.

(b)   Controlling Law. This Amendment is governed by, and shall be construed and enforced in accordance with the laws of the State of Delaware (except the laws of that jurisdiction that would render such choice of laws ineffective).

(c)   Counterparts. This Amendment may be executed in one or more counterparts (one counterpart reflecting the signatures of all parties), each of which shall be deemed to be an original, and it shall not be necessary in making proof of this Amendment or its terms to account for more than one of such counterparts. This Amendment may be executed by each party upon a separate copy, and one or more execution pages may be detached from a copy of this Amendment and attached to another copy in order to form one or more counterparts.

Signature Page Follows

DULY EXECUTED and delivered by GCA and the Company, as of the effective date set forth above.

GCA:	GCA Strategic Investment Fund Limited

By: /s/ Lewis N. Lester
Name: Lewis N. Lester
Title: Director

Company:	Rapid Link Incorporated

By: ________________________________
Name: ______________________________
Title: _______________________________

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DULY EXECUTED and delivered by GCA and the Company, as of the effective date set forth above.

GCA:	GCA Strategic Investment Fund Limited

By: ________________________________
Name: Lewis N. Lester
Title: Director

Company:	Rapid Link Incorporated

By: /s/ Chris Canfield
Name: Chris Canfield
Title: CFO

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